QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-KA

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Amendment No. 1

Date of Report (Date of earliest event reported): November 26, 2002

ARMAGH Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-26809 (Commission File Number)	91-1962104 (I.R.S. Employer Identification Number)
1650 Oakbrook Drive, Suite 405, Norcross, Georgia (Address of Principal Executive Offices)	30093 (Zip Code)

Registrant's telephone number, including area code: (770) 729-8777

412-111 Peter Street, Toronto, Ontario CANADA M5V 2H1
(Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        On November 26, 2002, we completed the acquisition of OVT, Inc., d/b/a SmartVideo. The acquisition was effected by means of a Amended and Restated Stock Exchange Agreement dated November 19, 2002, by and among ARMAGH Group, Inc., OVT, Inc., Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant (the "Stock Exchange Agreement"). Pursuant to the Stock Exchange Agreement, we acquired all of the outstanding stock of OVT from Messrs. Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant in exchange for 12,000,000 shares of our Series A Convertible Preferred Stock and approximately 1,200,000 shares of Common Stock to be issued on November 26, 2003. The Stock Exchange Agreement also provides that if we fail to attain pre-tax earnings, determined in accordance with generally accepted accounting principles, for the fiscal year ended September 30, 2003 of $220,000, that Messrs. Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant will forfeit 3,000,000 shares of Series A Convertible Preferred Stock or the equivalent number of shares of Common Stock issued upon conversion of the Series A Convertible Preferred Stock. Messrs. Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant are the senior management of SmartVideo and are now our senior management.

        Immediately prior to the acquisition, 9,612,952 shares of our common stock were outstanding. Series A Convertible Preferred Stock is convertible into our common stock on a one share for one share basis at any time on or after November 26, 2003. Series A Convertible Preferred Stock is entitled to one vote per share and votes together with common stock on all matters submitted to a vote of stockholders. Following the acquisition, Messrs. Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant hold approximately 55.5% of the voting power of all outstanding voting securities.

        The table below shows the amount and class of stock of the Company beneficially owned as of November 26, 2002, by Messrs. Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant. In accordance with the rules of the Securities and Exchange Commission, beneficial ownership as disclosed in the table below includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, through the exercise of options. Messrs. Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant are all directors or executive officers of the Company. The address of the Company is 1650 Oakbrook Drive, Suite 405, Norcross, Georgia, 30093.

Name and Address of Beneficial Owner	Number and Class of Common Shares Beneficially Owned	Percent of Class
Richard E. Bennett, Jr.	12,000,000 shares Series A Convertible Preferred Stock	33.33%
Robert J. Walters	12,000,000 shares Series A Convertible Preferred Stock	33.33%
William R. Dunavant	12,000,000 shares Series A Convertible Preferred Stock	33.33%

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Pursuant to the terms of an Amended and Restated Stock Exchange Agreement dated November 19, 2002, we acquired OVT, Inc., d/b/a SmartVideo which is now our wholly owned subsidiary on November 26, 2002. SmartVideo is a Georgia corporation located at 1650 Oakbrook Drive, Suite 405, Norcross, Georgia 30093.

        SmartVideo was founded in August 2000 to design, develop, sell, and market video compression and processing technology that delivers full motion video content to a web browser using an Internet connection. SmartVideo currently employs 11 persons, of which 8 are full time employees.

        SmartVideo uses its proprietary technology to offer a service that enables full motion video content to be viewed via dial-up and broadband internet connections. SmartVideo's products and services address the increasingly important role that streaming media plays in the Internet communications industry. Streaming media, also known as Internet broadcasting, is the delivery mechanism for live or pre-recorded multi-media broadcast over the Internet. Streaming enables new forms of content, combining traditional web design (text, graphics, and hyper-links) with smooth, real-life video, animation, and high-end audio. Companies around the world are looking to harness the power of video and audio on their websites and in other corporate applications. SmartVideo believes that the demand for, and use of, streaming media will grow at a faster rate than most other Internet applications. SmartVideo technology and services enable live video broadcast, with viewer interactivty, to more than 95% of all Internet users.

ITEM 5. OTHER EVENTS.

        In connection with our acquisition of OVT, Inc., d/b/a SmartVideo:

          1.    Our offices have been relocated to Norcross, Georgia, a suburb of Atlanta, Georgia. Our new address is: 1650 Oakbrook Drive, Suite 405, Norcross, Georgia 30093. Our telephone number at that address is (770) 729-8777.

          2.    Messrs. Richard E. Bennett, Jr. and Robert J. Walters were appointed as directors, Mr. Richard E. Bennett, Jr. was elected as our new President and Chief Executive Officer, Robert J Walters, was elected as our new Chairman and Chief Technology Officer, and William R. Dunavant was elected as our Director of Business Development. Information concerning our new officers and directors is set forth below.

New Executive Officers and Directors

Name	Age	Position(s)
Robert J. Walters	61	Chairman, Chief Technology Officer, Secretary, Director
Richard E. Bennett, Jr.	43	President & CEO, Director
William R. Dunavant	50	Director of Business Development

        The business experience of Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant is set forth below. None of the persons listed has been involved in any bankruptcy proceeding, criminal proceeding, or other proceeding, material to an evaluation of the ability or integrity of such person.

        Richard E. Bennett, Jr., President and Chief Executive Officer and a Director.    Mr. Bennett is responsible for our vision and direction, and oversees day-to-day operations. Mr. Bennett has a distinguished career in leading and directing business groups within major corporations. Mr. Bennett is a founder of SmartVideo and co-author of the pending patent registered by SmartVideo. Prior to founding SmartVideo in September 2000, Mr. Bennett served as a consultant and advisor to early stage growth companies. Prior to January 2000, Mr. Bennett was employed by BARCO, n.v. where he served in a variety of capacities over a nine year period, including Product Manager, Sales Executive, Quality Assurance Manager, and Customer Support Manager. Prior to BARCO, Mr. Bennett filled leadership roles with Electromagnetic Sciences, Medtronic, and Zenith. Mr. Bennett is active in various community and professional organizations. Mr. Bennett holds a Bachelor of Science degree from University of Phoenix.

        Robert J. Walters, Chairman, Chief Technology Officer, and a Director.    Mr. Walters is an experienced technologist/manager with a broad background in computers, operating systems, software, Internet, videoconferencing, LAN/WAN, broadcast television, and graphics technologies. He is a founder of SmartVideo and co-author of the pending patent registered by SmartVideo. Prior to founding SmartVideo, in September 2000, Mr. Walters was Vice-President and General Manager of Ensure Computing Systems, which was formed in 1985 to serve the computer and networking needs of small businesses. Ensure's videoconferencing technologies won an Inc. Magazine—Cisco Systems Technology Award in 1999. Prior to founding Ensure, Mr. Walters had engineering and sales responsibilities for the Video Equipment Division of Robert Bosch Corporation and other companies.

        William R. Dunavant, Director of Business Development.    Mr. Dunavant is an experienced sales and marketing executive and entrepreneur specializing in the creation of large volume sales within niche markets. In each of his four previous ventures, he has taken underdeveloped companies and has built them into lucrative businesses. Prior to joining the Company, Mr. Dunavant was Director of Business Development for SmartVideo. Prior to joining SmartVideo in October 2002, Mr. Dunavant served as president of Seamless Technologies, Inc. From 1999 through 2001, Mr. Dunavant was an independent business consultant developing high growth strategies for his clients. During 1997 and 1998 Mr. Dunavant was president of Summus Technologies, Inc. (SUMU). Mr. Dunavant holds a Bachelor of Science degree from Newark College of Engineering.

Executive Compensation

        The following table sets forth the annual compensation, as currently in effect and to be effective until October 1, 2003, of each of our executive officers and directors:

Name of Individual or Number in Group	Capacities of Service	Annual Cash Compensation
Robert J. Walters	Chairman, Chief Technology Officer, Secretary, Director	$75,000
Richard E. Bennett	President & CEO, Director	$75,000
William R. Dunavant	Director of Business Development	$75,000

        Each of our senior executives will receive a car allowance of $650 per month in each month that we have a profit, as determined in accordance with generally accepted accounting principles. In the event of a termination of employment of one or more of our senior executives by OVT that is for a reason other than death, disability, or cause, we have agreed to pay such senior executive six months of base salary.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        As announced on November 18, 2002, Adrian Towning resigned as a director of the Company for personal reasons. The press release announcing the resignation is filed as an Exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)
Financial Statements of Businesses Acquired.

        As provided in Item 7(a)(4) of Form 8-K, the requisite financial statemetns relating to the acquired assets described in Item 2 above shall be filed no later than 60 days after the date this report is required to be filed. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than February 9, 2003.

(b)
Pro Forma Financial Information.

        As provided in Item 7(b)(2) of Form 8-K, the requisite pro forma financial information shall be filed no later than 60 days after the date this report is required to be filed. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than February 9, 2003.

(c)
Exhibits.

        Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the the attached Exhibit Index, which begins on page X-1 of this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMAGH Group, Inc.
Dated: December 12, 2002	By:	/s/ RICHARD E. BENNETT, JR. Richard E. Bennett, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Stock Exchange Agreement dated as of November 19, 2002 by and among ARMAGH Group, Inc., OVT, Inc., Richard E. Bennett, Jr., Robert J. Walters, and William R. Dunavant.
99.1	Press release announcing Adrian Towning's resignation as a director of the Company for personal reasons.

QuickLinks

  ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 5. OTHER EVENTS.
  ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX